NATIONS INSTITUTIONAL RESERVES - 497

Prospectus

Nations Institutional Reserves (formerly known as The Capitol Mutual Funds) (the "Trust") is an open-end management investment company which seeks to provide a convenient and economical means of investing in one or more professionally
managed funds. The Trust's funds offer multi   Reserves ple classes of shares;
this Prospectus relates to the Adviser Class Shares of the following diversified money market funds (each, a "Fund"): NATIONS CASH RESERVES, NATIONS TREASURY RESERVES, NATIONS GOVERNMENT RESERVES AND NATIONS MUNICIPAL RESERVES.

The Trust's Adviser Class Shares are offered to institutional investors that meet the $100,000 minimum initial investment requirement and to NationsBank, N.A. ("NationsBank"), its affiliates and correspondents, for the investment of their own funds or funds for which they act in a fiduciary, agency or custodial capacity.

IT IS A FUNDAMENTAL POLICY OF EACH FUND TO USE ITS BEST EFFORTS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE.

AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT EACH FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information ("SAI") dated August 31, 1996 has been filed with the Securities and Exchange Commission ("SEC") and is available without charge by writing or calling the Trust at the address or telephone number indicated in the column to the right. The SAI is incorporated into this Prospectus by reference. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet Investment Associates, Inc. ("TradeStreet") is investment sub-adviser to the Funds. As used herein the "Adviser" shall mean NBAI and/or TradeStreet as the context may require.

SHARES OF THE TRUST ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, NATIONSBANK OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE CERTAIN OTHER SERVICES TO THE TRUST, FOR WHICH THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR THE TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Nations
   Cash
   Reserves
Nations Treasury
   Reserves
Nations Government
   Reserves
Nations Municipal
   Reserves

Adviser Class
Shares
August 31, 1996
as Supplemented
on February 12,
1997

For Fund information call:
1-800-626-2275
or write:
Nations Institutional Reserves
c/o Stephens Inc.
One NationsBank Plaza
33rd Floor
Charlotte, NC 28255

(NationsFunds logo appears here)

60058 ADVISER 8/96A

                             Table  Of  Contents

About The       Prospectus Summary                                3
Funds           Expenses Summary                                  4
                Financial Highlights                              6
                Objectives                                       10
                How Objectives Are Pursued                       10
                General Investment Policies                      12
                How Performance Is Shown                         14
                How The Funds Are Managed                        15
                Organization And History                         18

About Your      How To Buy Shares                                19
Investment      How To Redeem Shares                             20
                How To Exchange Shares                           20
                Shareholder Servicing Plan                       21
                How The Funds Value Their Shares                 22
                How Dividends And Distributions Are Made; Tax
                    Information                                  22
                Appendix A -- Portfolio Securities               24
                Appendix B -- Description Of Ratings             31

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

2        60058A

About The Funds

Prospectus Summary

(Bullet) TYPE OF COMPANY: Open-end management investment company.

(Bullet) INVESTMENT OBJECTIVES AND POLICIES:

         (Bullet) Nations Cash Reserves' investment objective is to preserve principal value and maintain a high degree of liquidity while providing current income.

         (Bullet) Nations Treasury Reserves' investment objective is to preserve principal value and maintain a high degree of liquidity while providing current income.

         (Bullet) Nations Government Reserves' investment objective is to preserve principal value and maintain a high degree of liquidity while providing current income.

         (Bullet) Nations Municipal Reserves' investment objective is to preserve principal value and maintain a high degree of liquidity while providing current income exempt from Federal income taxes.

(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment advice to more than 43 investment company portfolios in the Nations Fund Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."

(Bullet) DIVIDENDS AND DISTRIBUTIONS: Nations Cash Reserves, Nations Treasury
         Reserves, Nations Government Reserves and Nations Municipal Reserves declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Although each Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. For a discussion of these and other factors, see "How Objectives Are
         Pursued -- Risk Considerations" and "Appendix A -- Portfolio
         Securities."

(Bullet) MINIMUM PURCHASE: The minimum initial investment in Adviser Class
         Shares is $100,000.

                                                                 60058B        3

Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following table summarizes operating expenses for Adviser Class Shares of the Funds. There are no transaction fees imposed upon the purchase, redemption or exchange of shares. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in Adviser Class Shares of the Funds over specified periods.

ANNUAL OPERATING EXPENSES1
(as a percentage of average net assets)

                                                               Nations          Nations          Nations          Nations
                                                                Cash           Treasury        Government        Municipal
                                                              Reserves         Reserves         Reserves         Reserves

Advisory Fees (Absent Fee Waivers)                              .15%             .15%             .15%             .15%
Rule 12b-1 Fees (Shareholder Servicing Fees)                    .25%             .25%             .25%             .25%
Other Expenses (After Expense Reimbursements)                   .05%             .05%             .05%             .05%
Total Operating Expenses (Absent Fee Waivers and Expense
  Reimbursements)                                               .45%             .45%             .45%             .45%

(1) The adviser, investment sub-adviser, administrator and co-administrator of the Trust have agreed voluntarily to waive a portion or all of their fees and to reimburse certain expenses of the Funds, and the advisory fees and other expenses shown reflect the voluntary waivers. The adviser, investment sub-adviser, administrator and co-administrator of the Trust each reserves the right to terminate its waiver or reimbursement at any time in its sole discretion. Absent these waivers, the Advisory Fees, Other Expenses and Total Operating Expenses for Nations Cash Reserves would be .30%, .21% and .76% of average net assets, respectively; for Nations Treasury Reserves would be .30%, .21% and .76% of average net assets, respectively; for Nations Government Reserves would be .30%, .23% and .78% of average net assets, respectively; and for Nations Municipal Reserves would be .30%, .28% and .83% of average net assets, respectively. Additional operating expense information may be found under "How The Funds Are Managed."

4        60058B

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EXAMPLES:

An investor would pay the following expenses on a $1,000 investment in Adviser Class Shares of the indicated Fund assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                               1 Year           3 Years          5 Years         10 Years

Nations Cash Reserves                                            $5               $14              $25              $57
Nations Treasury Reserves                                        $5               $14              $25              $57
Nations Government Reserves                                      $5               $14              $25              $57
Nations Municipal Reserves                                       $5               $14              $25              $57

The examples should not be considered as a representation of past or future expenses and actual expenses may be greater or less than those shown. The purpose of this table is to assist an investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Trust. Certain figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees and/or reimbursements. If current fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. The information set forth in the foregoing table and examples relates only to the Adviser Class Shares. The Trust also offers the Capital Class, Liquidity Class and Market Class Shares (formerly Class A, Class B and Class D Shares, respectively) of the Funds. The "Other Expenses" figures contained in the above tables are based on estimated amounts for the Funds' current fiscal year and reflect anticipated fee waivers and/or reimbursements. There is no assurance that any fee waivers and reimbursements will continue at their present level beyond the current fiscal year. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."

                                                                 60058B        5

Financial Highlights

The following information has been audited by Price Waterhouse LLP, independent accountants, whose June 19, 1996 report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto appearing in the Trust's Annual Financial Report for the fiscal year ended April 30, 1996, which is incorporated by reference into the SAI.

NATIONS CASH RESERVES ADVISER CLASS

For an Adviser Class Share outstanding throughout each period:

                                                                                        YEAR            PERIOD
                                                                                        ENDED            ENDED
ADVISER CLASS SHARES:                                                                 04/30/96         04/30/95*
Net asset value, beginning of period                                                $      1.00       $    1.00
Net investment income                                                                    0.0545          0.0316
Dividends from net investment income                                                    (0.0545)        (0.0316)
Net asset value, end of period                                                      $      1.00       $    1.00
Total Return++                                                                             5.58%           3.20%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                   $   397,809       $  47,682
Ratio of operating expenses to average net assets                                          0.45%           0.54%+
Ratio of net investment income to average net assets                                       5.28%           4.71%+
Ratio of operating expenses to average net assets without waivers                          0.76%           0.77%+
Ratio of net investment income to average net assets without waivers                       4.97%           4.48%+
Net investment income per share without waivers                                     $    0.0513       $  0.0300

 * The Nations Cash Reserves Adviser Class Shares commenced operations on September 22, 1994.

 + Annualized.

++ Total return represents aggregate total return for the period indicated.

6        60058B

NATIONS TREASURY RESERVES ADVISER CLASS

For an Adviser Class Share outstanding throughout each period:

                                                                                        YEAR            PERIOD
                                                                                        ENDED            ENDED
                                                                                      04/30/96         04/30/95*
Net asset value, beginning of period                                                $      1.00       $    1.00
Net investment income                                                                    0.0531          0.0308
Dividends from net investment income                                                    (0.0531)        (0.0308)
Net asset value, end of period                                                      $      1.00       $    1.00
Total Return++                                                                             5.45%           3.11%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                   $   175,691       $  55,762
Ratio of operating expenses to average net assets                                          0.45%           0.45%+
Ratio of net investment income to average net assets                                       5.25%           4.54%+
Ratio of operating expenses to average net assets without waivers                          0.76%           0.75%+
Ratio of net investment income to average net assets without waivers                       4.94%           4.25%+
Net investment income per share without waivers                                     $    0.0500       $  0.0288

 * The Nations Treasury Reserves Adviser Class Shares commenced operations on September 22, 1994.

 + Annualized.

++ Total return represents aggregate total return for the period indicated.

                                                                 60058B        7

NATIONS GOVERNMENT RESERVES ADVISER CLASS

For an Adviser Class Share outstanding throughout each period:

                                                                                        YEAR            PERIOD
                                                                                        ENDED            ENDED
                                                                                      04/30/96         04/30/95*
Net asset value, beginning of period                                                $      1.00       $    1.00
Net investment income                                                                    0.0527          0.0299
Dividends from net investment income                                                    (0.0527)        (0.0299)
Net asset value, end of period                                                      $      1.00       $    1.00
Total Return++                                                                             5.39%           3.04%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                   $   108,168       $  99,246
Ratio of operating expenses to average net assets                                          0.45%           0.57%+
Ratio of net investment income to average net assets                                       5.23%           4.10%+
Ratio of operating expenses to average net assets without waivers                          0.78%           0.79%+
Ratio of net investment income to average net assets without waivers                       4.90%           3.88%+
Net investment income per share without waivers                                     $    0.0494       $  0.0283

 * The Nations Government Reserves Adviser Class Shares commenced operations on September 22, 1994.

 + Annualized.

++ Total return represents aggregate total return for the period indicated.

8        60058B

NATIONS MUNICIPAL RESERVES ADVISER CLASS

For an Adviser Class Share outstanding throughout each period:

                                                                                        YEAR            PERIOD
                                                                                        ENDED            ENDED
                                                                                      04/30/96         04/30/95*
Net asset value, beginning of period                                                 $    1.00        $    1.00
Net investment income                                                                   0.0337           0.0199
Dividends from net investment income                                                   (0.0337)         (0.0199)
Net asset value, end of period                                                       $    1.00        $    1.00
Total Return++                                                                            3.43%            2.02%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                    $  55,511        $  64,123
Ratio of operating expenses to average net assets                                         0.45%            0.48%+
Ratio of net investment income to average net assets                                      3.36%            3.11%+
Ratio of operating expenses to average net assets without waivers and/or expenses
  reimbursed                                                                              0.83%            0.84%+
Ratio of net investment income to average net assets without waivers and/or
  expenses reimbursed                                                                     2.98%            2.74%+
Net investment income per share without waivers and/or expenses reimbursed           $  0.0299        $  0.0176

 * The Nations Municipal Reserves Adviser Class Shares commenced operations on September 22, 1994.

 + Annualized.

++ Total return represents aggregate total return for the period indicated.

                                                                 60058B        9

Objectives

Each Money Market Fund endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities.

NATIONS CASH RESERVES: Nations Cash Reserves' investment objective is to preserve principal value and maintain a high degree of liquidity while providing current income.

NATIONS TREASURY RESERVES: Nations Treasury Reserves' investment objective is to preserve principal value and maintain a high degree of liquidity while providing current income.

NATIONS GOVERNMENT RESERVES: Nations Government Reserves' investment objective is to preserve principal value and maintain a high degree of liquidity while providing current income.

NATIONS MUNICIPAL RESERVES: Nations Municipal Reserves' investment objective is to preserve principal value and maintain a high degree of liquidity while providing current income exempt from Federal income taxes.

How Objectives Are Pursued

NATIONS CASH RESERVES

In pursuing its investment objective, the Fund will invest in obligations denominated in U.S. dollars consisting of: (i) commercial paper; (ii) obligations (including certificates of deposit, time deposits, and bankers' acceptances) of thrift institutions, U.S. commercial banks (including foreign branches of such banks), and U.S. and London branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; (iii) short-term corporate obligations of issuers of commercial paper whose commercial paper is eligible for purchase by the Fund; (iv) instruments eligible for acquisition by Nations Government Reserves (see below); and (v) repurchase agreements and reverse repurchase agreements involving any of the foregoing obligations. The Fund also may invest in guaranteed investment contracts and in securities issued by other investment companies, consistent with its investment objective and policies. The short-term obligations that may be purchased by the Fund include instruments issued by trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

The Fund reserves the freedom to concentrate its investments in U.S. dollar denominated obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks. Concentration in this context means the investment of more than 25% of the Fund's assets in such obligations.

For temporary defensive purposes during periods when the Adviser believes that market conditions warrant, the Fund may invest up to 100% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), repurchase agreements and cash.

10       60058C

Nations Cash Reserves is listed on the National Association of Insurance Commissioners' approved list of exempt money market funds.

NATIONS TREASURY RESERVES

In pursuing its investment objective, the Fund will invest in direct obligations issued by the U.S. Treasury, separately traded component parts of such obligations transferable through the Federal book-entry system (known as Separately Traded Registered Interest and Principal Securities or "STRIPS"), and repurchase agreements and reverse repurchase agreements involving such obligations. The Fund also may invest in obligations the principal and interest of which are backed by the full faith and credit of the United States Government, provided that the Fund shall, under normal market conditions, invest at least 65% of its total assets in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government and repurchase agreements secured by such obligations. The Fund also may lend its portfolio securities to qualified institutional investors, and may invest in securities issued by other investment companies, consistent with its investment objective and policies.

The dealers selected for the Fund must meet criteria established by Standard & Poor's Corporation ("S&P").

Nations Treasury Reserves is rated "AAAm" by S&P and "Aaa" by Moody's Investor Services ("Moody's"). According to S&P, a "AAAm" rating signifies that safety is excellent and indicates that the fund exhibits a superior capacity to maintain principal value and limit exposure to loss. According to Moody's, "Aaa" money market ratings are judged to be of the best quality. In addition, Nations Treasury Reserves is listed on the National Association of Insurance Commissioners' approved list of exempt money market funds.

NATIONS GOVERNMENT RESERVES

In pursuing its investment objective, the Fund will invest exclusively in instruments eligible for acquisition by Nations Treasury Reserves and in U.S. Government Obligations and repurchase agreements and reverse repurchase agreements secured by such obligations.

NATIONS MUNICIPAL RESERVES

In pursuing its investment objective, the Fund will invest in U.S. dollar denominated municipal securities of issuers located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions ("Municipal Securities"). At least 80% of the Fund's total assets will be invested in securities the interest on which is exempt from Federal income taxes, based on opinions from bond counsel for the issuers.

Municipal Securities in which the Fund may invest consist of general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The Fund's investments in any of the Municipal Securities described above will be limited to those obligations (i) where both principal and interest are backed by the full faith and credit of the United States, (ii) which are rated MIG-1 or VMIG-1 at the time of investment by Moody's, (iii) which are rated SP-1 at the time of investment by S&P, or (iv) which, if not rated, are of comparable quality in the judgment of the Adviser to obligations rated MIG-1, VMIG-1 or SP-1. The Fund also may invest in securities issued by other investment companies, consistent with its investment objective and policies.

The Fund invests in Municipal Securities which are determined to present minimal credit risks and which at the time of purchase are considered to be of "high quality" -- E.G., rated "AA" or higher by Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"),

                                                                 60058C       11

S&P, IBCA Limited or its affiliate IBCA Inc. (collectively, "IBCA") or Thomson BankWatch, Inc. ("BankWatch") or "Aa" or higher by Moody's, in the case of bonds; having a long-term rating of "A" or higher from D&P, Fitch, S&P, IBCA, BankWatch or Moody's in the case of certain bonds which are unrated securities (I.E., lacking a short-term rating from the requisite number of nationally recognized statistical rating organizations); rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, or "VMIG-1" by Moody's in the case of variable rate demand notes; or rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "A-1" or higher by S&P, or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's, IBCA and BankWatch are the six nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B".

The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the SAI. The non-governmental user of facilities financed by private activity bonds also is considered to be an "issuer."

The Adviser has discretion to invest up to 20% of the Fund's assets in taxable money market instruments (consisting of U.S. Government Obligations and repurchase agreements) and Municipal Securities of the type described above, which are subject to the alternative minimum tax. However, the Fund generally intends to be fully invested in federally tax-exempt securities.

RISK CONSIDERATIONS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.

General Investment Policies

For a description of the Funds' permitted investments see "Appendix A" and for further information about ratings see "Appendix B."

Each Fund except Nations Municipal Reserves may lend the securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. The Fund will continue to receive interest on the securities loaned while simultaneously earning interest on the investment of cash collateral in U.S. Government securities. Collateral is marked to market daily to provide a level at least equal to the market value of the securities loaned. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any guaranty by the U.S. Government, its agencies or instrumentalities of the securities in which any Fund invests guarantees only the pay-

12      60058C
ment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of that Fund.

INVESTMENT LIMITATIONS: Each Fund may not:

1. Purchase securities of any issuer (except U.S. Government Obligations), if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's assets.

2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply (a) with respect to Nations Cash Reserves, Nations Treasury Reserves and Nations Government Reserves, to investments in U.S. Government Obligations; and (b) with respect to Nations Municipal Reserves, to investments in tax-exempt securities issued by governments or political subdivisions of governments.

3. Make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) a Fund may enter into repurchase agreements and non-negotiable time deposits, provided that repurchase agreements and non-negotiable time deposits maturing in more than seven days, illiquid restricted securities and other securities which are not readily marketable do not exceed, in the aggregate, 10% of the Fund's total assets; and
(c) each Fund except Nations Municipal Reserves may engage in securities lending as described in this Prospectus and in the SAI.

The foregoing percentages will apply at the time of the purchase of a security.

Additional investment limitations are set forth in the SAI.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS: In order for the Funds to value their investments on the basis of amortized cost, (see "How The Funds Value Their Shares"), investments must be in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), some of which are described below. A money market fund is limited to acquiring obligations with a remaining maturity of 397 days or less, or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days, and to maintaining a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar denominated instruments determined to present minimal credit risks which, at the time of acquisition, are rated in the first or second rating categories (known as "first tier" and "second tier" securities, respectively) by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are
(i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a money market fund may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer except that up to 25% of total assets may be invested in the first tier securities of a single issuer for three business days. Additionally, (except for Nations Municipal Reserves) no more than 5% of total assets may be invested, at the time of acquisition, in second tier securities in the aggregate, and any investment in second tier securities of one issuer is limited to the greater of 1% of total assets or one million dollars. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities are exempt from the quality requirements, other than minimal credit risk. In the event that a Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Fund's own restrictions will govern.

                                                                 60058C       13

FUNDAMENTAL POLICIES: The investment objective of each Fund and the investment limitations described above are fundamental policies of each Fund. It is also a fundamental policy of each Fund to seek to maintain a constant net asset value of $1.00 per share. There is no assurance that the Funds will be able to maintain a constant net asset value of $1.00 per share.

Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

How Performance Is Shown

From time to time the Funds may advertise their "current yield" and "effective compound yield." SUCH YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a Fund refers to the income generated by an investment in the Fund over a stated seven-day period. This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

Nations Municipal Reserves also may advertise its "tax-equivalent yield," which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for Shareholders.

The yield of the Funds fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in a Fund will actually yield in the future. Performance quotations will be computed separately for each class of a Fund's shares. Because of differences in the fees and expenses borne by the Liquidity Class, the Adviser Class and the Market Class Shares, the net yield on such shares can be expected, at any given time, to be lower than the net yield on the Capital Class Shares. Each Fund's annual report contains additional performance information and is available on request without charge from Stephens Inc. ("Stephens").

In addition, a Fund from time to time may compare its performance to that of other mutual funds tracked by mutual fund rating services, of broad groups of comparable mutual funds or of unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

14       60058C

How The Funds Are Managed

The business and affairs of Nations Institutional Reserves are managed under the direction of its Board of Trustees. The Trust's SAI contains the names of and general background information concerning each Trustee of Nations Institutional Reserves.

The Trust and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

THE ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.

Subject to the general supervision of the Trust's Board of Trustees and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions including, in the case of agency transactions, financial institutions which are affiliated with NationsBank or which have sold shares in the Fund, if the Adviser believes the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.

For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, NBAI is entitled to a fee, calculated daily and paid monthly, at an annual rate of 0.30% of the average daily net assets of each Fund. For the services provided and the expenses assumed pursuant to the Sub-Advisory Agreement, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of 0.033% of the average daily net assets of each Fund.

NBAI, TradeStreet and the administrator and the co-administrator of the Funds have voluntarily agreed to waive their fees (and reimburse the Funds for certain expenses) in order to limit the total annualized operating expenses of the Adviser Class Shares (exclusive of Rule 12b-1 fees) of the Funds (as a percentage of average daily net assets) to 0.20%.

NBAI, TradeStreet, the administrator and the co-administrator each reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time. Shareholders will be notified in advance if and when the waiver is terminated.

For the fiscal period from March 31, 1995 to December 31, 1995, after waivers, the Funds paid

                                                                 60058C       15

NationsBank under a prior Advisory Agreement, an Advisory Fee at the indicated rates of the Funds' average net assets: Nations Cash Reserves -- .04%; Nations Treasury Reserves -- .04%; Nations Government Reserves -- .03%; and Nations Municipal Reserves -- 0%.

For the fiscal period from January 1, 1996 to April 30, 1996, after waivers, the Funds paid NBAI under the current Advisory Agreement, an Advisory Fee at the indicated rates of the Funds' net assets: Nations Cash Reserves -- .03%; Nations Treasury Reserves -- .03%; Nations Government Reserves -- .02%; and Nations Municipal Reserves -- 0%.

For the fiscal period from January 1, 1996 to April 30, 1996, after waivers, NBAI paid TradeStreet under the current Sub-Advisory Agreement, an Advisory Fee at the indicated rates of the Funds' net assets: Nations Cash Reserves -- .033%; Nations Treasury Reserves -- .033%; Nations Government Reserves -- .033%; and Nations Municipal Reserves -- 0%.

Melinda Allen Crosby is a Product Manager, Municipal Fixed Income Management for TradeStreet and is Portfolio Manager for Nations Municipal Reserves. She has been Portfolio Manager for Nations Municipal Reserves since 1994. Prior to assuming her position with TradeStreet, she was Vice President and Portfolio Manager for the Investment Management Group at NationsBank. She has worked in the investment community since 1973. Her past experience includes consulting and municipal credit analysis for NationsBank Capital Markets. Ms. Crosby received a B.A. in Business Administration from the University of North Carolina at Charlotte and an M.B.A. from the McColl School of Business, Queens College. She was a founding member and past president of the Southern Municipal Finance Society and participated in the establishment of the National Federation of Municipal Analysis.

Sandra L. Duck is a Product Manager, Money Market Management for TradeStreet and is Portfolio Manager for Nations Treasury Reserves and Nations Government Reserves. She has been Portfolio Manager for the Funds since 1994. Prior to assuming her position with TradeStreet, she was Vice President and Portfolio Manager for the Investment Management Group at NationsBank. Ms. Duck has worked in the investment community since 1980. Her past experience includes product management and trading for Interstate/Johnson Lane and First Charlotte Corporation. Ms. Duck graduated from King's College.

Martha L. Sherman is a Senior Product Manager, Money Market Management for TradeStreet and is Senior Portfolio Manager for Nations Cash Reserves. She has been Portfolio Manager for Nations Cash Reserves since 1994. Prior to assuming her position with TradeStreet, she was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Ms. Sherman has worked in the investment community since 1981. Her past experience includes investment research for William Lowry & Associates. Ms. Sherman received a B.S. in Business Administration from the University of Texas at Dallas.

Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank that NationsBank and its affiliates may perform the services contemplated by the Investment Advisory Agreements and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and

16       60058C
judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

OTHER SERVICE PROVIDERS: Stephens, with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of the Trust pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

First Data Investor Services Group, Inc. ("First Data"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, First Data provides various administrative and accounting services to the Funds, including performing calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets.

For the fiscal year ended April 30, 1996, the Funds paid their administrator a fee, after waivers, at the indicated rate of average net assets: Nations Cash Reserves -- .05%; Nations Treasury Reserves -- .05%; Nations Government Reserves -- .06%; and Nations Municipal Reserves -- .06%.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. The Trust has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. No compensation is paid to Stephens for distribution services for the Adviser Class Shares.

NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with The Bank of New York ("BONY"), called "Custodians") serves as custodian for the assets of all Nations Funds, except the international portfolios. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services to the Nations Funds Family, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.

BONY has entered into an agreement with each of the Funds and NationsBank of Texas whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of all Nations Funds except the international portfolios, for which BONY is already serving as Custodian.

BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-custodial services, BONY receives, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money
Mar-


                                                                 60058C       17
ket Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess.

First Data serves as transfer agent (the "Transfer Agent") for each Fund's shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.

Price Waterhouse LLP serves as the independent accountant of the Trust. Its address is 160 Federal Street, Boston, Massachusetts 02110.

EXPENSES: In addition, the Trust pays its other operating expenses, including audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial and transfer agency services and registering shares under Federal and state securities laws and insurance expenses and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Organization And History

Nations Institutional Reserves (formerly known as The Capitol Mutual Funds), is an open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated January 22, 1990. The Trust's fiscal year end is April 30. The Trust is a member of the Nations Fund Family which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc. and the Trust. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares") and different classes of each series. Each Fund is a series of the Trust. Except for differences between classes of a Fund pertaining to distribution and shareholder servicing arrangements, each share of each Fund represents an equal proportionate interest in that Fund. This Prospectus relates to the Adviser Class Shares of the Trust's Nations Cash Reserves, Nations Treasury Reserves, Nations Government Reserves and Nations Municipal Reserves. NBAI is the investment adviser and TradeStreet is the investment sub-adviser for each Fund.

In addition to the Adviser Class Shares, the Funds also offer the Capital Class, the Liquidity Class and the Market Class Shares. Capital Class Shares, which do not bear distribution or shareholder servicing fees, are offered to institutional investors, including NationsBank, its affiliates and correspondents, for the investment of their own funds or funds for which they act in a fiduciary, agency or custodial capacity and which meet the $1,000,000 minimum initial investment requirement. The Liquidity Class Shares are offered to institutional investors which meet the $500,000 minimum initial investment requirement and to NationsBank and its affiliates and correspondents, for the investment of their own funds or funds for which they act in a fiduciary, agency or custodial capacity. The Liquidity Class Shares of the Funds bear aggregate distribution and shareholder servicing fees of up to 0.85% of the class's average daily net assets. The Market Class Shares are offered to institutional investors, including NationsBank, its affiliates and correspondents, for which they act in fiduciary, agency or custodial capacity and which meet the $250,000 minimum initial investment for such shares. The Market Class Shares bear aggregate distribution and shareholder servicing fees of up to 0.45% of the class's average net assets. A salesperson and any other person or entity entitled to receive compensation for selling or servicing Fund shares may receive different compensation with respect to one particular class of shares over another in a Fund. Information regarding the Capital Class, the Liquidity Class and the Market Class Shares of the Funds is contained in separate prospectuses that may be obtained from the Trust's distributor. To obtain additional

18       60058C
information regarding the Funds' other classes of shares which may be available to you, contact Nations Fund at 1-800-626-2275.

Each share held entitles the Shareholder of record to one vote. As a Massachusetts business trust, the Trust is not required to hold annual meetings but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. Further information regarding individual Trustees may be found in the SAI.

About Your Investment

How To Buy Shares

Adviser Class Shares are offered to institutional investors, including NationsBank, its affiliates and correspondents, for the investment of their own funds or funds for which they act in a fiduciary, agency or custodial capacity. The minimum initial investment in Capital Class Shares is $100,000.

Purchases and redemptions may be effected on days on which the Federal Reserve Bank of New York is open for business (a "Business Day"). Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day. Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens or the Transfer Agent (as defined below). A purchase order must be received by Stephens or the Transfer Agent by 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Municipal Reserves). A purchase order received after such time will not be accepted; notice thereof will be given to the institution placing the order and any funds received will be returned promptly to the sending institution. If federal funds are not available by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), the order will be canceled. The purchase price is the net asset value per share next determined after acceptance of the order by Stephens or the Transfer Agent.

                                                                 60058C       19

How To Redeem Shares

Redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Municipal Reserves), and payment will normally be wired the same day. The Trust reserves the right to wire redemption proceeds within three Business Days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely impact a Fund. Redemption orders will not be accepted by Stephens or the Transfer Agent after 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Municipal Reserves), for execution on that Business Day. The redemption price is the net asset value per share next determined after acceptance of the redemption order by Stephens or the Transfer Agent. Redeemed shares are not entitled to dividends declared on the day the redemption order is effective. A redemption will generally result in a gain or loss for Federal income tax purposes.

Due to the high cost of maintaining Fund accounts with small balances, the Trust reserves the right to redeem an investor's account and send the proceeds to such investor if the balance falls below $50,000 because of a redemption. However, investors will be given 30 days' notice to make an additional investment to increase their account balance to $50,000 or more.

How To Exchange Shares

The exchange feature enables a Shareholder of Adviser Class Shares of a Fund to acquire Adviser Class Shares of another Fund when that Shareholder believes that a shift between Funds is an appropriate investment decision. An exchange of Adviser Class Shares for Adviser Class Shares of another Fund is made on the basis of the next calculated net asset value per share of each Fund after the exchange order is received.

The Fund and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a Shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and Shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any Shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the Shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the institution through which the original shares were purchased.

20       60058C

TELEPHONE TRANSACTIONS: Shareholders may effect purchases, redemptions and exchanges by telephone. Shareholders should be aware that by electing the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund provides written confirmation to Shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.

Shareholder Servicing Plan

The Trustees have approved a Shareholder Servicing Plan (the "Servicing Plan") with respect to Adviser Class Shares of the Funds. Pursuant to the Servicing Plan, the Trust, on behalf of each Fund, may enter into shareholder servicing agreements ("Servicing Agreements") with banks, broker/dealers and other financial institutions, including certain affiliates of NationsBank ("Servicing Agents"). Under the Servicing Agreements, the Servicing Agents will provide various shareholder support services to their customers that are the owners of Adviser Class Shares, including general shareholder liaison services; processing purchase, exchange and redemption requests from customers and placing orders with Stephens or the Transfer Agent; processing dividend and distribution payments from the Funds on behalf of customers; providing information periodically to customers showing their position in Adviser Class Shares; arranging for bank wires; and providing such other similar services as may reasonably be requested.

The Servicing Plan authorizes the Trust to pay the Servicing Agents a fee, calculated daily and paid monthly, at a rate set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Funds' Adviser Class Shares. The Servicing Plan also provides that, to the extent any portion of the fees payable under the Servicing Plan is deemed to be for services primarily intended to result in the sale of Fund shares, such fees are deemed approved and may be paid under the Servicing Plan. Accordingly, the Servicing Plan was approved and will be operated pursuant to Rule 12b-1 under the 1940 Act.

The Trust understands that Servicing Agents may charge fees to their Customers who are the owners of Adviser Class Shares for additional services provided in connection with their Customers' accounts. These fees would be in addition to any amounts which may be received by Servicing Agents under their Servicing Agreements with the Trust. The Servicing Agreements require Servicing Agents to disclose to their Customers any compensation payable to the Servicing Agents by the Trust and any other compensation payable by Customers in connection with the investment of their assets in Adviser Class Shares. Customers should read this Prospectus in light of the terms governing their accounts with their Servicing Agents.

The Trust may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Servicing Plan.

                                                                 60058C       21

How The Funds Value Their Shares

The net asset value of a share of each class of shares in the Funds is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Municipal Reserves), on each Business Day.

The assets of each Fund are valued based upon the amortized cost method. Although Nations Fund seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.

How Dividends And Distributions Are
Made; Tax Information

DIVIDENDS AND DISTRIBUTIONS: The net income of each Fund is determined and declared on each Business Day as a dividend to Shareholders of record as of 3:00 p.m., Eastern time, (1:00 p.m., Eastern time, with respect to Nations Municipal Reserves), on that day. Dividends are paid by each Fund in additional shares of the same class, unless the Shareholder has elected to take such payment in cash, on the first Business Day of each month. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the change.

The amount of dividends payable on the Capital Class Shares will be more than the dividends payable on the Liquidity Class, the Adviser Class and the Market Class Shares because of the distribution and/or shareholder servicing expenses charged to such shares.

TAX INFORMATION: Each Fund is treated as a separate entity for Federal income tax purposes and is not combined with the Trust's other portfolios. Each Fund intends to qualify or to continue to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as a Fund qualifies for this special tax treatment, it will be relieved of Federal income tax on that part of its net investment income (including, for this purpose, the excess of net short-term capital gain over net long-term capital loss) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to Shareholders.

Each Fund intends to distribute substantially all of its net investment income (and net capital gain) to Shareholders. Dividends declared by Nations Cash Reserves, Nations Government Reserves and Nations Treasury Reserves from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares and will not qualify for the corporate dividends-received deduction. Nations Municipal Reserves may pay "exempt-interest dividends" to its Shareholders if, at the close of each quarter of its taxable year, at least 50% of the value of such Fund's assets consists of obligations the interest on which is excludable from gross income. Exempt-interest dividends constitute the portion of the aggregate dividends, as designated by the Fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt interest dividends are excludable from a Shareholder's gross income for Federal income tax purposes, but may have certain collateral
Fed-

22       60058C
eral income tax consequences, as described in the SAI. Any dividends attributable to Nations Municipal Reserve's taxable income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares to the extent of the Fund's earnings and profits and will not qualify for the corporate dividends-received deduction.

Any net capital gain will be distributed at least annually and will be taxed to Shareholders as long-term capital gain, regardless of how long a Shareholder has held shares. The Funds will make annual reports to Shareholders of the Federal income tax status of all distributions.

Ordinarily, Shareholders will include in income all dividends declared by a Fund in the year those dividends are paid. However, dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the Shareholders on December 31st, if paid by the Fund during the following January.

Income received on direct U.S. Government Obligations is exempt from tax at the state level when received directly and may be exempt, depending on the state, when received by a Shareholder from a Fund provided certain conditions are satisfied. Interest received on repurchase agreements collateralized by U.S. Government Obligations normally is not exempt from state taxation. Nations Cash Reserves, Nations Government Reserves and Nations Treasury Reserves will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. Government Obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Fund is considered tax exempt in their particular states.

Federal law requires the Trust to withhold 31% from any dividends (other than exempt-interest dividends) paid by the Trust and/or redemptions (including exchange redemptions) that occur in certain individual Shareholder accounts if the Shareholder has not properly furnished a certified correct Taxpayer Identification Number or has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Trust that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the Shareholder is subject to backup withholding. Amounts withheld are applied to the Shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires a Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations. Further tax information is contained in the SAI.

                                                                 60058D       23

Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.

ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage-backed securities, see the SAI.

Non-mortgage-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Nations Cash Reserves generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by the Adviser to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.

Eurodollar, Yankee dollar and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforc-

24       60058D
ing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. Reverse repurchase agreements may be considered to be borrowings. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements, certain of the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, each of the Funds (except Nations Municipal Reserves) may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Funds only enter into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if a Fund does not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, a Fund's asset coverage and other factors at the time of a reverse repurchase, a Fund may not establish a segregated account when the Adviser believes it is not in the best interest of the Fund to do so. In this case, such reverse repurchase agreements

                                                                 60058D       25
will be considered borrowings subject to the asset coverage described above.

Currently, Nations Treasury Reserves has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and domestic and foreign commercial banks. Nations Cash Reserves will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by the Board of Trustees on the advice of the Adviser.

Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.

FOREIGN SECURITIES: Foreign securities include debt obligations (dollar denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to

26       60058D
greater fluctuation in price than securities of domestic companies.

GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements, time deposits and GICs that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by Nations Cash Reserves may be subject to this limitation.

If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive

                                                                 60058D       27
payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of 397 days or less or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of Municipal Securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. "Private activity bonds" held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. An issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal Securities also may include municipal lease obligations, including certificates of participation in municipal leases, and units of participation in trusts holding pools of tax-exempt leases. A Fund may acquire municipal lease obligations that may be assigned by the lessee to another party provided the obligation continues to provide tax-exempt interest. Each Fund will not purchase municipal lease obligations to the extent it holds municipal lease obligations and

28       60058D
illiquid securities in an amount exceeding 10% of its total assets unless the Adviser determines that the municipal lease obligations are liquid pursuant to guidelines established by the Funds' Boards. Pursuant to these guidelines, the Adviser, in making this liquidity determination, will consider, among other factors, the strength and nature of the secondary market for such obligations, the prospect for its future marketability and whether such obligations are rated. The Funds expect that they will only purchase rated municipal lease obligations.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying Municipal Securities. To the extent that municipal participation interests are considered to be "illiquid securities" such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to Municipal Securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and without intending to exercise its rights thereunder for trading purposes.

A Fund may invest in short-term securities, in commitments to purchase such securities on a "when-issued" basis, and reserves the right to engage in "put" transactions on a daily, weekly or monthly basis. Securities purchased on a "when-issued" basis are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Funds will only commit to purchase a security on a when-issued basis with the intention of actually acquiring the security and will segregate sufficient liquid assets to meet its purchase obligation.

A "put" feature permits a Fund to sell a security at a fixed price prior to maturity. The underlying Municipal Securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the security as originally issued, it may not be marketable or assignable. Therefore, the put would only have value to the Fund. In certain cases a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in Municipal Securities. The Funds will limit their put transactions to institutions which the Adviser believes present minimal credit risk, pursuant to guidelines adopted by the Boards. Nations Municipal Reserves may invest more than 40% of its portfolio in securities with put or demand features guaranteed by banks and other financial institutions. Accordingly, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

Although each Fund does not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities that are payable solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Funds's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

OTHER INVESTMENT COMPANIES: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible

                                                                 60058D       29
under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund.

SECURITIES LENDING: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.

SHORT-TERM TRUST OBLIGATIONS: Nations Cash Reserves may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by a trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association, some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial

30       60058D
support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. The Funds will invest in securities with demand features where (a) the security or its issuer has received a short-term rating from an NRSRO; and (b) the issuer of the demand feature, or another institution, undertakes to notify promptly the holder of the security in the event that the demand feature is substituted with a demand feature provided by another issuer. (Note, however, that certain securities first issued on or before June 3, 1996 are not subject to these rating and notice requirements.) An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

Appendix B -- Description Of Ratings

The following summarizes the highest three ratings used by S&P for corporate and municipal bonds:

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                                                                 60058E       31

The following summarizes the highest three ratings used by Moody's for corporate and municipal bonds:

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa and A. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa and A groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1 and A1, respectively.

The following summarizes the highest three ratings used by D&P for bonds:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major category.

The following summarizes the highest three ratings used by Fitch for bonds:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

32       60058E

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The two highest rating categories of D&P for short-term debt are D-1 and D-2. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

The following summarizes the two highest rating categories used by Fitch for short-term obligations:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related support-


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ing institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.

For commercial paper, Fitch uses the short-term debt ratings described above.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the three highest investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

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A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

The following summarizes the two highest short-term debt ratings used by IBCA:

     A1+ -- Where issues possess a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

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